Quarterly Results (unaudited)	12 Months Ended
Sep. 27, 2015
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information [Text Block]
Quarterly Results (unaudited)
The Company’s first fiscal quarter consists of 16 weeks, the second and third fiscal quarters each are 12 weeks, and the fourth fiscal quarter is 12 or 13 weeks. Fiscal years 2015 and 2014 were 52-week years with twelve weeks in the fourth quarter. Because the first fiscal quarter is longer than the remaining quarters, it typically represents a larger share of the Company’s annual sales from existing stores. Quarter-to-quarter comparisons of results of operations have been and may be materially impacted by the timing of new store openings. The Company believes that the following information reflects all adjustments, consisting of normal recurring accruals, necessary for a fair presentation. The operating results for any quarter are not necessarily indicative of results for any future period.

During the fourth quarter of fiscal year 2015, “Selling, general, and administrative expenses” included asset impairment charges totaling approximately $46 million related to certain locations for which asset value exceeded expected future cash flows and a one-time termination charge of $34 million related to restructuring.

The following tables set forth selected unaudited quarterly Consolidated Statements of Operations information for the fiscal years ended September 27, 2015 and September 28, 2014 (in millions, except per share amounts):

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Fiscal Year 2015 (1)
Sales	$4,671	$3,647	$3,632	$3,438
Cost of goods sold and occupancy costs	3,045	2,337	2,339	2,252
Gross profit	1,626	1,310	1,293	1,186
Selling, general and administrative expenses	1,330	1,029	1,032	1,080
Pre-opening expenses	21	20	12	14
Relocation, store closure and lease termination costs	4	6	2	4
Operating income	271	255	247	88
Investment and other income, net of interest expense	3	4	5	4
Income before income taxes	274	259	252	92
Provision for income taxes	107	101	98	36
Net income	$167	$158	$154	$56

Basic earnings per share	$0.46	$0.44	$0.43	$0.16
Diluted earnings per share	$0.46	$0.44	$0.43	$0.16

Dividends declared per common share	$0.13	$0.13	$0.13	$0.13

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Fiscal Year 2014 (1)
Sales	$4,239	$3,322	$3,377	$3,256
Cost of goods sold and occupancy costs	2,754	2,131	2,163	2,102
Gross profit	1,485	1,191	1,214	1,154
Selling, general and administrative expenses	1,209	947	951	925
Pre-opening expenses	16	11	18	22
Relocation, store closure and lease termination costs	5	2	2	2
Operating income	255	231	243	205
Investment and other income, net of interest expense	4	2	4	2
Income before income taxes	259	233	247	207
Provision for income taxes	101	91	96	79
Net income	$158	$142	$151	$128

Basic earnings per share	$0.42	$0.38	$0.41	$0.35
Diluted earnings per share	$0.42	$0.38	$0.41	$0.35

Dividends declared per common share	$0.12	$0.12	$0.12	$0.12
(1) Sum of quarterly amounts, including per share amounts, may not equal fiscal year totals due to the effect of rounding and the independent quarterly computation of per share amounts.